MUTUAL FUND SERIES TRUST

KF Griffin Blue Chip and Covered Call Fund

Class A: KFGAX Class C: KFGCX Class I: KFGIX

January 4, 2016

The information in this Supplement amends certain information contained in the currently effective Prospectus and Summary Prospectus for the KF Griffin Blue Chip and Covered Call Fund (the “Fund”), each dated February 1, 2015.

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In connection with a change in ownership of the Fund’s sub-advisor, Griffin Asset Management, Inc. (“Griffin”), the Sub-Advisory Agreement between the Fund’s investment advisor, Klingenstein Fields & Co., LLC (“Klingenstein”), and Griffin has terminated, and Griffin is no longer the investment sub-advisor to the Fund. Klingenstein will continue to manage the Fund’s portfolio consistent with the Fund’s current investment strategy. Accordingly, all references to Griffin are hereby deleted.

The paragraphs contained in the sections of the Fund’s Summary Prospectus and Prospectus entitled “Fund Summary – Portfolio Manager” are replaced with the following:

Portfolio Managers: James W. Fields, President of the Advisor, and Jonathan B. Roberts, Senior Vice President and Chief Compliance Officer of the Advisor, serve as the Fund’s Portfolio Managers. Mr. Fields and Mr. Roberts are jointly and primarily responsible for the day-to-day management of the Fund. They have served as Portfolio Managers of the Fund since January 2016.

The paragraphs contained in the section of the Fund’s Prospectus entitled “Management of the Fund– Portfolio Manager” are replaced with the following:

Portfolio Managers: KF Griffin Blue Chip and Covered Call Fund

James W. Fields and Jonathan B. Roberts serve as the Portfolio Managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund.

James W. Fields, President of the Advisor

Mr. Fields joined the Advisor in 2003 as Vice President and has served as the President of the Advisor since 2009. He was previously an investment officer and Chief Financial Officer at Citigroup Alternative Investments in the Private Equity Group from 2002-2003. Prior to that, in addition to working for the Johnson Company to acquire the New York Jets franchise, Mr. Fields was the Senior Strategic Analyst at the National Football League. Mr. Fields began his career as an Associate at JP Morgan Securities from 1995 until 1998. Mr. Fields sits on the Board of Directors of viagogo AG. Mr. Fields received his A.B. in Economics from Harvard University and M.B.A. from The Wharton School.

Jonathan B. Roberts, Senior Vice President and Chief Compliance Officer of the Advisor

Mr. Roberts joined the Advisor in 1989 as Vice President and Portfolio Manager and has served as a Senior Vice President and Chief Compliance Officer of the Advisor since 1992 and 2004, respectively. He was previously a Vice President of Wertheim Schroder & Co. and an Associate Portfolio Manager at Wertheim & Co. He holds the Chartered Financial Analyst (CFA) and Chartered Investment Counselor (CIC) designations, is a Member of the CFA Institute and the New York Society of Security Analysts and serves as Chair of the Board of Governors of the Investment Adviser Association, Inc.. Mr. Roberts graduated from Phillips Exeter Academy and Brown University with an A.B. in Psychology, attended L'Institut d'Etudes Politiques de Paris and received an M.B.A. in Finance from New York University-Stern School of Business.

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You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and Statement of Additional Information, each dated February 1, 2015, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-499-2321 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.

MUTUAL FUND SERIES TRUST

KF Griffin Blue Chip and Covered Call Fund

Class A: KFGAX Class C: KFGCX Class I: KFGIX

January 4, 2016

The information in this Supplement amends certain information contained in the currently effective Statement of Additional Information (“SAI”) for the KF Griffin Blue Chip and Covered Call Fund (the “Fund”), dated February 1, 2015.

______________________________________________________________________________

In connection with a change in ownership of the Fund’s sub-advisor, Griffin Asset Management, Inc. (“Griffin”), the Sub-Advisory Agreement between the Fund’s investment advisor, Klingenstein Fields & Co., LLC (“Klingenstein”), and Griffin has terminated and Griffin is no longer the investment sub-advisor to the Fund. Klingenstein will continue to manage the Fund’s portfolio consistent with the Fund’s current investment strategy. Accordingly, all references to Griffin are hereby deleted.

The paragraphs contained in the section of the SAI entitled “Advisor – Portfolio Manager” are replaced with the following:

Portfolio Managers

James W. Fields, President of the Advisor, and Jonathan B. Roberts, Senior Vice President and Chief Compliance Officer of the Advisor, as portfolio managers, are jointly and primarily responsible for the day-to-day management of the Fund.  The Advisor compensates the portfolio managers with a fixed base salary and a discretionary bonus and a percentage of the overall profits of the Advisor. They also participate in the Advisor’s 401(k) plan.

As of November 30, 2015, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by James W. Fields and Jonathan B. Roberts are as follows:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
James W. Fields	1	$7	16	$199	108	$185
Jonathan B. Roberts	1	$7	16	$199	97	$123

The advisory fee for the registered investment company, other pooled investment vehicles and other accounts managed by each of the portfolio managers listed above are not based on the performance of the respective account.

The following table shows the dollar range of equity securities of the Fund beneficially owned by each portfolio manager as of November 30, 2015:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
James W. Fields	$10,001 - $50,000
Jonathan B. Roberts	$50,001 - $100,000

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You should read this Supplement in conjunction with the Fund’s currently effective SAI, dated February 1, 2015 which provides information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-888-499-2321 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.